                                                                    EXHIBIT 10.7
The Alberta Stock Exchange                                              Form 10A
--------------------------------------------------------------------------------

                                ESCROW AGREEMENT
                                 (Timed Release)


         THIS AGREEMENT made in triplicate, as of this 28th day of April, 1998.

AMONG:

                              INZECO HOLDINGS INC.
                          (herein called the "Issuer")

                                                               OF THE FIRST PART

                                     - and -

                        MONTREAL TRUST COMPANY OF CANADA
                          (herein called the "Trustee")

                                                              OF THE SECOND PART

                                     - and -

             ROGER J. SHORT, WILLIAM R. BEAVERS, GREENSULATE L.L.C.,
                SHEILA M. FINN, WARREN D. ARSENEAU, MICHAEL BOYD,
              JUNIOR INDUSTRIAL FINANCE CORP., ROBERT H. STIKEMAN,
          GUNDYCO IN TRUST FOR SHEILA FINN RRSP ACCOUNT #550-28824-17,
                T/D INVESTOR COMPANY IN TRUST FOR MIKE BOYD RRSP
              ACCOUNT #140422-S, RBC DOMINION IN TRUST FOR WILLIAM
                       BEAVERS RRSP ACCOUNT #49380616-1-3
                      (herein called the "Securityholders")

                                                               OF THE THIRD PART


         WHEREAS, in order to comply with the requirements of the Alberta Securities Act, S.A. 1981, c.S-6.1 as amended. The Alberta Stock Exchange (the "Exchange"), the Securityholders have agreed to deposit certain securities of the Issuer owned or to be received by them into escrow in accordance with the terms of this Escrow Agreement (the "Agreement");


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October 1997                                                               10A-1

The Alberta Stock Exchange                                              Form 10A
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         AND WHEREAS, the Trustees has agreed to undertake and perform its duties according to the terms and conditions of this Agreement;

         NOW, THEREFORE, this agreement witnesses that, in consideration of the sum of One ($1.00) Dollar paid by the parties to each other, receipt of this sum being acknowledged by each of the parties, the Securityholders jointly and severally covenant and agree with the Issuer and with the Trustee, and the Issuer and the Trustee covenant and agree each with the other and with the Securityholders jointly and severally as follows:

1. Each of the Securityholders hereby places and deposits in escrow with the Trustee those of the Securityholder's securities of the Issuer described in Schedule "A" (the "Escrowed Securities") and the Trustee hereby acknowledges receipt of such securities. Each Securityholder further undertakes and agrees to deposit into escrow any further securities of the Issuer which the Security holder may receive as a stock dividend on the Escrowed Securities and to deliver to the Trustee immediately on receipt thereof the certificates (if any) for any such further securities and any replacement certificates which may at any time be issued for any of the Escrowed Securities.

2. Each of the Securityholders shall be entitled to a letter or receipt from the Trustee stating the number of securities held for the Securityholder by the Trustee subject to the terms of this Agreement. It is expressly understood and agreed by the parties hereto that such letter or receipt shall not be assignable or transferrable.

3. Each of the Securityholders hereby underakes and agrees to deposit in escrow with the Trustee any securities of the Issuer owned or acquired by the Securityholder in accordance with the escrow restrictions imposed by the Exchange.

4. Except as provided in paragraph 6, the parties agree that the Escrowed Securities and the beneficial ownership of or interest in them and the certificates representing them (including any re placement certificates) shall remain in escrow and shall be released only on the written consent of the Exchange to the Trustee.


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October 1997                                                               10A-2

The Alberta Stock Exchange                                              Form 10A
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5.       The parties direct the Trustee to retain their respective Escrowed
         Securities, the beneficial ownership in them and the certificates representing them (including any replacement securities or certi ficates) and not to do or cause anything to be done to release them from escrow or to allow any transfer, hypothecation or alienation thereof, except in accordance with paragraphs 6, 9 or 10 or on the written consent of the Exchange where required.

6. The Escrowed Securities shall be released from escrow as to one third thereof on each of the first, second and third anniversaries of Completion of the Major Transaction. For greater certainty, the words "Completion of the Major Transaction", "Major Transaction", "Junior Capital Pool", or "JCP" shall have the same meaning as ascribed to them from time to time in Circular 7 and/or Alberta Securities Commission Rule 46-501. To determine the date of Completion of the Major Transaction for the purposes of determin ing the release date of any Escrowed Securities, the Trustee may rely on the date specified in the Bulletin issued by the Exchange confirming that the Major Transaction has been completed and the Issuer is no longer considered a JCP. The responsibility for the timely delivery to the Trustee of the Bulletin of The Alberta Stock Exchange lies with the Issuer and/or the Securityholders.

7. Notwithstanding paragraph 6, if the Trustee receives written notification from the Exchange prohibiting further releases from escrow, the parties agree that the Trustee shall not permit any further releases of the Escrowed Securities unless and until the Trustees has received the written consent of the Exchange.

8. The parties agree that a partial release of the Escrowed Securi ties shall release from escrow only the securities specified in it, and this Agreement shall continue in full force and effect in respect of those securities as may from time to time remain in escrow until all of the Escrowed Securities have been either released pursuant to paragraph 6 or on the written consent of the Exchange where required. For greater certainty, this paragraph does not apply to securities transferred within escrow.


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October 1997                                                               10A-3

The Alberta Stock Exchange                                              Form 10A
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9.       In the event of bankruptcy or death of a Securityholder, the Trustee, upon receipt of written notification by the Exchange, may transmit the Securityholder's securities by operation of law to the trustee in bankruptcy, personal representative or surviving joint tenant as the case may be but, notwithstanding such trans mission, the securities shall remain subject to the terms of this Agreement.

10. The Exchange may consent in writing to the transfer within escrow or hypothecation within escrow of any of the Escrowed Securities, subject to an agreement in writing by the transferee or mortgagee to be bound by this Agreement and subject also to such other terms and conditions as the Exchange may impose, and the Trustee, on receipt of the written consent of the Exchange and of the agree ment of the transferee or mortgagee as described, shall permit such transfer within escrow or hypothecation within escrow.

11. Any Securityholder applying to the Exchange for consent for any transfer of the Escrowed Securities within escrow shall, before applying, give reasonable notice in writing of his intention to do so both the Issuer and the Trustee. The Securityholders hereby acknowledge that any transferee of any of the Escrowed Securities which are subject to this Agreement shall be required to become bound by all of the provisions hereof.

12. All voting rights attached to the Escrowed Securities shall at all times be exercised by the respective registered owners thereof.

13. The Securityholders agree that, while any of their securities are held in escrow under this Agreement, they will not, without the prior written consent of the Exchange, vote any of their securi ties (whether escrowed or not) in support of any arrangement that would result in a repayment of capital being made on the Escrowed Securities prior to the commencement of any winding up of the Issuer.

14. The Securityholders hereby renounce and release any right to receive payment of any dividend (other than a stock dividend) which may be payable on any Escrowed Securities with the intent that the dividend shall not be paid on securities which are in escrow on the record date set for the dividend.


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October 1997                                                               10A-4

The Alberta Stock Exchange                                              Form 10A
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15.      If the Issuer is wound up and any securities remain in escrow under this Agreement at the time when assets of the Issuer are distributed to securityholders pursuant to the winding up, the Securityholders do hereby assign their right to receive that part of the distribution which is attributable to the Escrowed Securi ties to the Trustee, for the benefit of, and in trust for the persons and companies who are then securityholders of the Issuer whose securities are not subject to this Agreement, rateably in proportion of their holdings.

16. The Trustees hereby accepts the responsibilities placed upon it by this Agreement and agrees to perform them in accordance with the terms of this Agreement and the written consents, orders or directions of the Exchange.

17. The Issuer hereby acknowledges the terms and conditions of this Agreement and agrees to take all reasonable steps to facilitate the Issuer's performance under this Agreement and to pay the Trustee's proper charges for its services under this Agreement.

18. The Securityholders and the Issuer hereby jointly and severally agree to and do hereby release and indemnify and save harmless the Trustee from and against all claims, suits, demands, costs, damages and expenses which may be occasioned by reason of the Trustee's compliance in good faith with the terms hereof.

19. The Securityholders and the Issuer hereby jointly and severally agree to and do hereby release and indemnify the Exchange, its governors, officers and employees from and against all claims, suits, demands, costs, damages and expenses which may be occasioned by reason of the enforcement by the Exchange of any provision or provisions of this Agreement.

20. In the event the Trustee wishes to resign, retire or otherwise terminate its obligations pursuant to this Agreement, it shall be required to provide at least ninety (90) days written notice to the Issuer. Upon receipt of such notice, the Issuer may, with the written consent of the Exchange, by writing, appoint another Trustee in its place and such appointment shall be binding on the Securityholders, and the new Trustee shall assume and be bound by the obligations of the Trustee hereunder.


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October 1997                                                               10A-5

The Alberta Stock Exchange                                              Form 10A
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21.      The covenants of the Securityholders with the Issuer in this agreement are made with the Issuer both in its own right and as trustee for the holders from time to time of free securities in the Issuer, and may be enforced not only by the Issuer but also by any holder of free securities.

22. This Agreement may be executed in several parts of the same form and the parts as so executed shall together constitute one original agreement, and the parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

23. This Agreement may be amended upon agreement of the Issuer, the Trustee and the Securityholders and upon the written consent having been obtained from the Exchange.

24. This Agreement, Schedule "A" and all notes and instructions referred to herein constitute the entire understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, between the parties and there are no warranties, representations or other agreements between the parties in connection with this Agreement, except as specifically set forth herein.

25. No waiver, modification or termination of this Agreement shall be binding on any of the parties unless executed in writing by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision (whether similar or not), nor shall any waiver constitute a continuing waiver, unless expressly provided.

26. This Agreement shall be interpreted in accordance with and governed in all respects by the laws of the Province of Alberta. The courts of Alberta shall have non-exclusive jurisdiction to entertain any action or proceeding brought by or against the Exchange or any of the parties.


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October 1997                                                               10A-6

The Alberta Stock Exchange                                              Form 10A
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27.      This Agreement shall be read with all changes in gender or number as the context may require, and the word "person" or "persons" as used in this Agreement shall be deemed to include firms, partner ships, corporations and associations as well as natural persons. Further, the term "Securityholders" shall include any permitted transferees within escrow and any person to whom the interest of a Securityholder may be transmitted by operation of law as provided in paragraph 9 and the term "Trustee" shall include a new Trustee appointed under paragraph 20, and whenever the singular or masculine is used, the same shall be construed to include the plural, feminine, neuter or a corporate or other entity where the context so requires.

28. Any provision or any portion of any provision or provisions of this Agreement determined by a court of competent jurisdiction to be invalid, illegal or unenforceable shall be deemed stricken to the extent necessary to eliminate any invalidity, illegality or unenforceability and the rest of the Agreement and all other provisions and parts thereof shall remain in full force and effect and be binding upon the parties hereto as though the said illegal and/or unenforceable provision or provisions or part or parts thereof had never been included in this Agreement.

29. This Agreement shall enure to the benefit of and be binding on each of the parties to this Agreement and each of their heirs, executors, administrators, successors and assigns.

         IN WITNESS WHEREOF, the Issuer, the Trustee and the Security holders have executed this Agreement as of the date and year first above written.


INZECO HOLDINGS INC.

Per: /s/ Roger Short
     --------------------------
Per:
     -------------------------- (corporate seal)


MONTREAL TRUST COMPANY OF CANADA

Per: /s/ Gloria Collins
     --------------------------
Per:
     -------------------------- (corporate seal)


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October 1997                                                               10A-7

The Alberta Stock Exchange                                              Form 10A
--------------------------------------------------------------------------------

         SIGNED by the respective Securityholders whose names are specified in the right hand column below in the presence of the witness to such signature as indicated opposite the signature of each Securityholder as specified in the left hand column below.


                               Securityholders


                               /s/ Roger J. Short
                               -----------------------------------------


                               /s/ William R. Beavers
                               -----------------------------------------


                               /s/ Sheila M. Finn
                               -----------------------------------------


                               /s/ Warren D. Arseneau
                               -----------------------------------------


                               /s/ Michael Boyd
                               -----------------------------------------


                               /s/ Robert H. Stikeman
                               -----------------------------------------



                               GREENSULATE L.L.C.


                               Per: /s/ name of signatory illegible
                                    ------------------------------------



                               JUNIOR INDUSTRIAL FINANCE CORP.


                               Per: /s/ Michael Boyd
                                    ------------------------------------



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October 1997                                                               10A-8

The Alberta Stock Exchange                                              Form 10A
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                                   RBC DOMINION IN TRUST FOR WILLIAM
                                   BEAVERS RRSP ACCOUNT #49380616-1-3


                                   Per: /s/ name of signatory illegible
                                        --------------------------------



                                   GUNDYCO IN TRUST FOR SHEILA FINN
                                   RRSP ACCOUNT #550-28824-17


                                   Per: /s/ name of signatory illegible
                                        --------------------------------



                                   T/D INVESTOR COMPANY IN TRUST FOR
                                   MIKE BOYD RRSP ACCOUNT #140422-S


                                   Per: /s/ name of signatory illegible
                                        --------------------------------








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October 1997                                                               10A-9

The Alberta Stock Exchange                                              Form 10A
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                                  SCHEDULE "A"

         to the Escrow Agreement dated as of the 28th day of April, 1998. Between the Issuer, the Trustee and the Securityholders noted herein.

---------------------------------------------------------------------------------------
Name of Securityholders            Type of Securities           Number of Securities
---------------------------------------------------------------------------------------
ROGER J. SHORT                          Common Shares                   123,753
---------------------------------------------------------------------------------------
WILLIAM R. BEAVERS                      Common Shares                    49,000
---------------------------------------------------------------------------------------
RBC DOMINION IN TRUST                   Common Shares                    28,270
FOR WILLIAM BEAVERS RRSP
ACCOUNT #49380616-1-3
---------------------------------------------------------------------------------------
GREENSULATE L.L.C.                      Common Shares                   612,482
(a corporation controlled
by Martin H. Beck)
---------------------------------------------------------------------------------------
SHEILA M. FINN                          Common Shares                    54,527
---------------------------------------------------------------------------------------
GUNDYCO IN TRUST FOR                    Common Shares                    24,500
SHEILA FINN RRSP
ACCOUNT #550-28824-17
---------------------------------------------------------------------------------------
WARREN D. ARSENEAU                      Common Shares                   597,197
---------------------------------------------------------------------------------------
MICHAEL BOYD                            Common Shares                    43,974
---------------------------------------------------------------------------------------
T/D INVESTOR COMPANY IN                 Common Shares                    18,846
TRUST FOR MIKE BOYD RRSP
ACCOUNT #140422-S
---------------------------------------------------------------------------------------
JUNIOR INDUSTRIAL FINANCE               Common Shares                    48,245
CORP. (a corporation
wholly owned by Michael
Boyd)
---------------------------------------------------------------------------------------
ROBERT H. STIKEMAN                      Common Shares                    40,204











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October 1997                                                              10A-10